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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 30, 2003



                                 FGI GROUP INC.
             (Exact name of registrant as specified in its charter)



             DELAWARE                                     36-3520923
 (State or other jurisdiction of                       (I.R.S. Employer
 incorporation or organization)                       Identification No.)



      1250 S. GROVE AVE., SUITE 200
           BARRINGTON, ILLINOIS                             60010
 (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code (847) 382-2064




                       200 LaSalle St., Chicago, IL 60601
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              (Former name, former address and former fiscal year,
                          if changed since last report)



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ITEM 5.    OTHER EVENTS

Pursuant to Bankruptcy Rule 2015, on January 30, 2003 the company filed its monthly operating reports covering the period ending December 31, 2002 with the United States Bankruptcy Court for the District of Delaware.

Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating reports:


               1.       Summary of Cash Receipts and Disbursements.
               2.       Summary of Cash Accounts.
               3.       Receipts Listings.
               4.       Disbursements Listings.
               5.       Statement of Inventory.
               6.       Statement of Aged Receivables.
               7.       Accounts Payable Aging.
               8.       Tax Questionnaire.
               9.       Declaration.



ITEM 7.    EXHIBITS

   (c) Exhibit


  Exhibit
  Number                           Description
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    99.1      Financial Information dated December 31, 2002.
















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     FLORSHEIM GROUP INC.

                                     /s/ F. Terrence Blanchard
                                     -------------------------------------
                                     F. Terrence Blanchard
                                     President and Chief Financial Officer



January 31, 2003